Exhibit 99.4

Monthly Servicing Report
For
IHOP Franchising, LLP & IHOP IP, LLC

For the Monthly Payment Date of:	July 21, 2008
For the Monthly Collection Period of:	June

Current Notes Outstanding:
1	Series 2007-1	$175,000,000
2	Series 2007-2	$15,000,000
3	Series 2007-3	$245,000,000

IHOP Franchising, LLP & IHOP IP, LLC
Instructions for Wires on Monday, July 21, 2008
For the Period of June 20, 2008 - July 20, 2008

	Debit Account #	Total Amount	Employer/ Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
FGIC	21499506	$116,527.78	N/A	JP Morgan Chase	021-000-021	Financial Guaranty Insurance Company Concentration Account	904-951839	Insurance Premium - IHOP Series 2007-1 & Series 2007-2 for the period of June 20 - July 20, 2008. Includes make-up payment for 3/16/07-6/19/08 miscalculation of premium of $17,500.

DTC	21499508	$775,172.22						Interest Payment on IHOP Series 2007-1 for the period of June 20 - July 20, 2008.

DTC	21499519	$1,489,210.72						Interest Payment on IHOP Series 2007-3 for the period of June 20 - July 20, 2008.

Wells Fargo Trust Services	21499503	$16,620.38		Wells Fargo Bank	121-000-248	Wells Fargo Corporate Trust Services	1000031565	Payment of invoice #426712 for 5/16/08-6/15/08 trust administration. Payment of invoice #420274 for file safekeeping Aug 07- May 2008.

Moody’s Investors Service	21499503	$15,000.00		Suntrust Bank, Atlanta, GA	061000104	Moody’s Investors Service	8801939847	Payment of annual fee for IHOP Franchising, LLC/IHOP IP, LLC - Series 2007-1, invoice #C1648538-000 dated 3/20/08

Calyon Americas	21499513	$39,783.33		Calyon Americas New York Branch	026-008-073	Atlantic Asset Securitization	01-25680-0001-00 001	Interest Payment on IHOP Series 2007-2 for the period of June 20 - July 20, 2008.

Calyon Americas	21499516	$1,291.67		Calyon Americas New York Branch	026-008-073	Atlantic Asset Securitization	01-25680-0001-00 001	Fee Payment on IHOP Series 2007-2 for the period of June 20 - July 20, 2008.

Total Wires		$2,453,606.10

Calculations:

Series 2007 - 2 Undrawn Portion
For June 20 - July 20		10,000,000.00

Day Calculation - For Series 2 Interest Calculation Only
Start Date		06/20/08
End Date		07/20/08
Number of Days		31

Series 2007 - 1
Interest Expense
Principal		175,000,000.00
Interest Expense % - Series 1		5.1440%

Interest Expense June 20 - July 19		750,166.67
Interest Expense July 20		25,005.56
Total 2007 - 1 Interest Expense		$775,172.22

Series 2007 - 3
Interest Expense
Principal		245,000,000.00
Interest Expense % - Series 1		7.0588%

Interest Expense June 20 - July 19		1,441,171.67
Interest Expense July 20		48,039.06
Total 2007 - 3 Interest Expense		$1,489,210.72

Series 2007-1

Monoline Expense
Monoline Expense % Series 1	0.600%

Monoline Expense June 20 - July 20	90,416.67
One-time Makeup for Miscalculated Premium 3/16/07-6/19/08	17,500.00
Subtotal 2007 - 1 Monoline Expense	$107,916.67

Series 2007 - 2
Monoline Expense - Undrawn
Monoline Expense % Series 2	0.100%
Monoline Expense for June 20 - July 20	861.11
Total	$861.11

Monoline Expense - Drawn
Monoline Expense % Series 2	0.600%
Monoline Expense for June 20 - July 20	7,750.00
Total	$7,750.00

Subtotal 2007 - 2 Monoline Expense	$8,611.11

Total FGIC	$116,527.78

Series 2007 - 2
Fee Expense
Fee Expense % on Undrawn Portion	0.150%
Fee Expense for June 20 - July 20	1,291.67
Total Facility Fee	$1,291.67

Series 2007 - 2
Interest Expense - Drawn
Interest Expense for June 20 - July 20	39,783.33
Interest Expense Credit Adjustment for Prior Period	0.00
Total 2007 - 2 Interest Expense	$39,783.33

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Total Amounts Credited to the Lock-Box Account	$28,698,558.52
Total Amounts Credited to the Advertising Funds Account Account	$37,344.67

Deposits from Lock-Box to Collection Account

From Type 1 Stores			Counted for Purposes of DSCR Only
A)	Franchise Payments	$5,506,723.47	Yes
B)	License Payments	$144,827.79	Yes
C)	Development Payments	$427,500.00	Yes
D)	IHOP Operated Restaurant Sub-Licensing Fees	$19,552.92	Yes
E)	IHOP Operated Restaurant Lease Payments	$38,373.74	Yes
F)	Equipment Lease Payments	$884,304.05	Yes
G)	Franchise Note Payments	$489,624.09	Yes

H)	Lease Payments
	Owned properties - Franchisee Leases	$824,224.01
	Leased properties - Franchisee Sublease	$4,035,885.97
	Total Lease Payments	$4,860,109.98	Yes

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$7,654.86	Yes
K)	Any 3rd Party Reimbursement Amounts	$344,719.28	Yes
L)	Other	$78,964.00	Yes
M)	(Less Returns, NSF etc.)	$25,405.69	Yes
	Total Type 1 Collections Received	$12,827,759.87

From Type 2 Stores
A)	Franchise Payments	$3,325,977.67
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$43,137.75
E)	IHOP Operated Restaurant Lease Payments	$127,507.63
F)	Equipment Lease Payments	$1,257,367.22
G)	Franchise Note Payments	$412,484.89

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$7,011,320.15
	Total Lease Payments	$7,011,320.15

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$4,775.00
K)	Any 3rd Party Reimbursement Amounts	$374,328.18
L)	Other	$49,172.44
M)	(Less Returns, NSF etc.)	$17,516.26
	Total Type 2 Collections Received	$12,623,587.19

Other
To Be Deposited into the Collection Account
A)	Investment Income from all other Accounts (as applicable)	$19,438.01
B)	(Less investment expenses and net losses)	$—
	Net Investment Income	$19,438.01	Yes
C)	Distribution Payments	$2,934,443.12	Yes
D)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
E)	Defective Assets Payments	$—
F)	Any other Amounts owed relating to the Collateral	$—	Yes
	Total “Other” Collections Received	$2,953,881.13

	Total Monthly Cash Payments	$28,405,228.19
	Total Monthly Collections - Related to Collateral	$15,781,641.00

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC , as Co Issuer

				Amount Owed	Collections Remaining

Total Collections to be applied in Accordance From All Weekly Waterfalls			$28,405,228.19		$28,405,228.19

Sum of Weekly Allocations from the Collection Account Pursuant to Sec. 10.9 of Base Indenture

a)	I	To the Lease and Reimbursement Payment Account		$9,263,812.85	$19,141,415.34
		A	Type 1 Property Lease Payment Allocation Amount	$2,631,097.89
		B	Type 2 Property Lease Payment Allocation Amount	$5,068,460.82
		C	Training Fee Reimbursement Payment Allocation Amount	$—
		D	Third Party Reimbursement Payment Allocation Amount - Type 1’s only	$—
		E	Supplier Payment Allocation Amount	$1,564,254.14
	II	To the Insurance Proceeds Account
		i	Insurance Restoration Payment Allocation Amount	$—	$19,141,415.34

b)		To the Principal Payment Account
		Defective Asset Damages Amounts		$—	$19,141,415.34

						Amount Already Allocated	Amount Allocated	New Amount Allocated	Capped Amount (where Applicable)	Amount Avail under Cap (where Applicable)

c)		To the Servicer
			Weekly Servicer Fee	$2,599,519.23	$16,541,896.11

d)		To the Hedge Agreement Expense Payment Account
			Hedge Agreement Allocation Amount	$—	$16,541,896.11

e)	A	To the Operating Expense Payment Account
			Operating Expense Allocation Amount	$15,000.00	$16,526,896.11	$75,000.00	$15,000.00	$90,000.00	$500,000.00	$410,000.00
	B	To the Insurer Premium Payment Account
			Insurance Premium Allocation Amount (2007-1 & 2007-2 & 2007-3)	$116,527.78	$16,410,368.33
	C	To the Interest Payment Account Payment Account (2007-1 & 2007-2 & 2007-3)		$2,300,057.94	$14,110,310.39
		i	Senior Series Interest Allocation Amount (2007-1)	$775,172.22
		ii	Senior Series Interest Allocation Amount (2007-2)	$35,675.00
		iii	Senior Series Interest Allocation Amount (2007-3)	$1,489,210.72
	D	To the Fee Payment Account (2007-2)
			Senior Series Fee Allocation Amount (2007-2)	$1,291.67	$14,109,018.72

f)		To the Insurer Reimbursement and Expense Account (2007-1 & 2007-2 & 2007-3)
			Senior Series Insurer Reimbursement and Expense Allocation Amount	$—	$14,109,018.72

g)		To the Interest Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$14,109,018.72
		i	Interest Reserve Amount (2007-1)	$—
		ii	Interest Reserve Amount (2007-2)	$—
		iii	Interest Reserve Amount (2007-3)	$—

h)	A	To the Insurer Premium Payment Account (Senior Subordinated)		—
			Insurance Premium Allocation Amount	$—	$14,109,018.72
	B	To the Interest Payment Account Payment Account (Senior Subordinated)
			Senior Subordinated Series Interest Allocation Amount	$—	$14,109,018.72
	C	To the Fee Payment Account (Senior Subordinated)
			Senior Subordinated Series Fee Allocation Amount	$—	$14,109,018.72

i)		To the Insurer Reimbursement and Expense Account (Senior Subordinated)
			Senior Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$14,109,018.72

j)		To the Interest Reserve Account (Senior Subordinated)		$—	$14,109,018.72
			Interest Reserve Amount	$—

k)		To the Servicer
			Supplemental Servicing Fee	$—	$14,109,018.72	$—	$—	$—	$1,000,000.00	$1,000,000.00

l)		To the Trigger Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$14,109,018.72
		i	Trigger Reserve Amount (2007-1)	$—
		ii	Trigger Reserve Amount (2007-2)	$—
		iii	Trigger Reserve Amount (2007-3)	$—

m)		To the Principal Payment Account (2007-1 & 2007-2 & 2007-3)		$—	$14,109,018.72
		i	Principal Payment Amount (2007-1)	$—
		ii	Principal Payment Amount (2007-2)	$—
		iii	Principal Payment Amount (2007-3)	$—

n)		To the Hedge Agreement Expense Payment Account
			Hedge Agreement Termination Payment	$—	$14,109,018.72

o)	A	To the Insurer Premium Payment Account (Subordinated)
			Insurance Premium Allocation Amount	$—	$14,109,018.72
	B	To the Interest Payment Account Payment Account (Subordinated)
			Subordinated Series Interest Allocation Amount	$—	$14,109,018.72
	C	To the Fee Payment Account (Subordinated)
			Subordinated Series Fee Allocation Amount	$—	$14,109,018.72

p)		To the Insurer Premium Payment Account (Subordinated)
			Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$14,109,018.72

q)		To the Interest Reserve Account Payment Account (Senior Subordinated & Subordinated Series)
			Interest Reserve Amount	$—	$14,109,018.72

r)		To the Trigger Reserve Account (Senior Subordinated & Subordinated)
			Trigger Reserve Amount	$—	$14,109,018.72

s)		To the Principal Payment Account (Senior Subordinated & Subordinated)		$—	$14,109,018.72
			Senior Subordinated Principal Payment Amount	$—
			Subordinated Principal Payment Amount	$—

t)		To the Interest Payment Account Payment Account		$—	$14,109,018.72
		i	Senior Series Additional Interest-II Allocation Amount (2007-1 & 2007-2 & 2007-3)	$—
		ii	Senior Subordinated Additional Interest Allocation Amount	$—
		iii	Subordinated Additional Interest Allocation Amount	$—

u)		To the Operating Expense Payment Account
			Operating Expense Allocation Amount above the Cap	$—	$14,109,018.72

v)		To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds	$14,109,018.72	$—

			Total Monthly DSCR Expenses	$6,809,871.26

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC , as Co Issuer

Waterfall for Determination of Type 1 Residual

				Amount Owed	Collections Remaining

Total Type 1 Collections to be applied in Accordance w/ Weekly Waterfalls by Type			$15,781,641.00		$15,781,641.00

Sum of Weekly Allocations from the Collection Account Pertaining to Type 1 Properties

a)	I	To the Lease and Reimbursement Payment Account		$4,195,352.03	$11,586,288.97
		A	Type 1 Property Lease Payment Allocation Amount	$2,631,097.89
		B	Training Fee Reimbursement Payment Allocation Amount	$—
		C	Third Party Reimbursement Payment Allocation Amount - Type 1’s only	$—
		D	Supplier Payment Allocation Amount	$1,564,254.14

	II	To the Insurance Proceeds Account
		i	Insurance Restoration Payment Allocation Amount	$—	$11,586,288.97

b)		To the Principal Payment Account
		Defective Asset Damages Amounts		$—	$11,586,288.97

						Amount Already Allocated	Amount Allocated	New Amount Allocated	Capped Amount (where Applicable)	Amount Avail under Cap (where Applicable)

c)		To the Servicer
			Weekly Servicer Fee	$2,599,519.23	$8,986,769.74

d)		To the Hedge Agreement Expense Payment Account
			Hedge Agreement Allocation Amount	$—	$8,986,769.74

e)	A	To the Operating Expense Payment Account
			Operating Expense Allocation Amount	$15,000.00	$8,971,769.74	$75,000.00	$15,000.00	$90,000.00	$500,000.00	$410,000.00
	B	To the Insurer Premium Payment Account
			Insurance Premium Allocation Amount (2007-1 & 2007-2 & 2007-3)	$116,527.78	$8,855,241.96
	C	To the Interest Payment Account Payment Account (2007-1 & 2007-2 & 2007-3)		$2,300,057.94	$6,555,184.02
		i	Senior Series Interest Allocation Amount (2007-1)	$775,172.22
		ii	Senior Series Interest Allocation Amount (2007-2)	$35,675.00
		iii	Senior Series Interest Allocation Amount (2007-3)	$1,489,210.72
	D	To the Fee Payment Account (2007-2)
			Senior Series Fee Allocation Amount (2007-2)	$1,291.67	$6,553,892.35

f)		To the Insurer Reimbursement and Expense Account (2007-1 & 2007-2 & 2007-3)
			Senior Series Insurer Reimbursement and Expense Allocation Amount	$—	$6,553,892.35

g)		To the Interest Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$6,553,892.35
		i	Interest Reserve Amount (2007-1)	$—
		ii	Interest Reserve Amount (2007-2)	$—
		iii	Interest Reserve Amount (2007-3)	$—

h)	A	To the Insurer Premium Payment Account (Senior Subordinated)
			Insurance Premium Allocation Amount	$—	$6,553,892.35
	B	To the Interest Payment Account Payment Account (Senior Subordinated)
			Senior Subordinated Series Interest Allocation Amount	$—	$6,553,892.35
	C	To the Fee Payment Account (Senior Subordinated)
			Senior Subordinated Series Fee Allocation Amount	$—	$6,553,892.35

i)		To the Insurer Reimbursement and Expense Account (Senior Subordinated)
			Senior Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$6,553,892.35

j)		To the Interest Reserve Account (Senior Subordinated)		$—	$6,553,892.35
			Interest Reserve Amount	$—

k)		To the Servicer
			Supplemental Servicing Fee	$—	$6,553,892.35	$—	$—	$—	$1,000,000.00	$1,000,000.00

l)		To the Trigger Reserve Account (2007-1 & 2007-2 & 2007-3)		$—	$6,553,892.35
		i	Trigger Reserve Amount (2007-1)	$—
		ii	Trigger Reserve Amount (2007-2)	$—
		iii	Trigger Reserve Amount (2007-3)	$—

m)		To the Principal Payment Account (2007-1 & 2007-2 & 2007-3)		$—	$6,553,892.35
		i	Principal Payment Amount (2007-1)	$—
		ii	Principal Payment Amount (2007-2)	$—
		iii	Principal Payment Amount (2007-3)	$—

n)		To the Hedge Agreement Expense Payment Account
			Hedge Agreement Termination Payment	$—	$6,553,892.35

o)	A	To the Insurer Premium Payment Account (Subordinated)
			Insurance Premium Allocation Amount	$—	$6,553,892.35
	B	To the Interest Payment Account Payment Account (Subordinated)
			Subordinated Series Interest Allocation Amount	$—	$6,553,892.35
	C	To the Fee Payment Account (Subordinated)
			Subordinated Series Fee Allocation Amount	$—	$6,553,892.35

p)		To the Insurer Premium Payment Account (Subordinated)
			Subordinated Series Insurer Reimbursement and Expense Allocation Amount	$—	$6,553,892.35

q)		To the Interest Reserve Account Payment Account (Senior Subordinated & Subordinated Series)
			Interest Reserve Amount	$—	$6,553,892.35

r)		To the Trigger Reserve Account (Senior Subordinated & Subordinated)
			Trigger Reserve Amount	$—	$6,553,892.35

s)		To the Principal Payment Account (Senior Subordinated & Subordinated)		$—	$6,553,892.35
			Senior Subordinated Principal Payment Amount	$—
			Subordinated Principal Payment Amount	$—

t)		To the Interest Payment Account Payment Account		$—	$6,553,892.35
		i	Senior Series Additional Interest-II Allocation Amount (2007-1 & 2007-2 & 2007-3)	$—
		ii	Senior Subordinated Additional Interest Allocation Amount	$—
		iii	Subordinated Additional Interest Allocation Amount	$—

u)		To the Operating Expense Payment Account
			Operating Expense Allocation Amount above the Cap	$—	$6,553,892.35

v)		To Applebee’s International
			Type 1 Residual	$6,553,892.35	$—

			Total Weekly DSCR Expenses	$6,809,871.26

Total Type 2 Collections to be applied in Accordance w/ Weekly Waterfalls by Type				$12,623,587.19	$12,623,587.19

Sum of Weekly Allocations from the Collection Account Pertaining to Type 2 Properties

a)	I		To the Lease and Reimbursement Payment Account	$5,068,460.82	$7,555,126.37
			A Type 2 Property Lease Payment Allocation Amount	$5,068,460.82

v)			To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds	$7,555,126.37	$—

IHOP FRANCHISING LLC, as Issuer

&

IHOP IP, LLC, as Co Issuer

Summary of Monthly Type 1 Residual Calculations and Wire Transfers

	Type 1 Residual	Wires
	Weekly	Sent to
	Calculation	Applebee’s

Week 1	$609,501.49	$609,501.49
Week 2	$807,349.16	$807,349.16
Week 3	$192,711.50	$192,711.50
Week 4	$2,724,177.91	$2,724,177.91
Week 5	$2,220,152.27	$2,220,152.27
Total	$6,553,892.35	$6,553,892.35

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Reconciliation of Indenture Trust Accounts

1	Advertising Account
	Beginning Balance	$2,712,429.85
	Plus Deposits	$6,525,825.33
	Less Withdrawals	$(6,550,207.41)
	Ending Balance	$2,688,047.77

2	Insurance Proceeds Account
	Beginning Balance	$—
	Plus Deposits	$—
	Less Withdrawals	$—
	Ending Balance	$—

3	Lease and Reimbursements Payment Account
	Beginning Balance	$7,971,177.53
	Plus Deposits	$9,656,436.72
	Less Withdrawals	$(9,506,856.54)
	Ending Balance	$8,120,757.71

4	Principal Payment Account - 2007-1 & 2007-2 & 2007-3
	Beginning Balance	$—
	Plus Trigger Reserve Deposits	$—
	Plus Weekly Collection Account Deposits	$—
	Plus Any Defective Asset Damages Amount	$—
	Plus Capital Contributions relating to an Optional Redemption	$—
	Less Withdrawals	$—
	Ending Balance	$—

5	Interest Payment Account & Fee Payment Account 2007-1 & 2007-2 & 2007-3
	Beginning Balance	$2,240,125.85
	Plus Deposits	$2,301,349.61
	Less Withdrawals	$(2,231,534.18)
	Ending Balance	$2,309,941.28

6	Hedge Agreement Expense Payment Account
	Beginning Balance	$—
	Plus Deposits	$—
	Less Withdrawals	$—
	Ending Balance	$—

7	Operating Expense Payment Account
	Beginning Balance	$30,957.46
	Plus Deposits	$15,000.00
	Less Withdrawals	$(14,093.75)
	Ending Balance	$31,863.71

8	Insurer Payment Account
	Beginning Balance	$96,111.11
	Plus Deposits	$116,527.78
	Less Withdrawals	$(96,111.11)
	Ending Balance	$116,527.78

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Series 2007-1 $175 Million Notes
Series 2007-2 VFN $25 Million Note
Series 2007-3 $245 Million Notes

Reconciliation of Reserve Accounts

Series 2007-1 & 2007-2 & 2007-3 Interest Reserve Accounts

Beginning Balance	$5,572,882
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$5,572,882

Series 2007-1 & 2007-2 & 2007-3 Trigger Reserve Accounts

Beginning balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Series 2007-1

Beginning	$175,000,000.00
Amortization
Ending	$175,000,000.00

Series 2007-3

Beginning	$245,000,000.00
Amortization
Ending	$245,000,000.00

Series 2007-2

Beginning	$—
Amortization	$—
Draw Down	$15,000,000.00
Ending	$15,000,000.00

Series 2007-2 Draw #1

Amount	$10,000,000.00
Date	5/23/2007
Interest Due	$0.00

Series 2007-2 Draw #2

Amount	$8,000,000.00
Date	6/12/2007
Interest Due	$0.00

Series 2007-2 Draw #3

Amount	$15,000,000.00
Date	11/28/2007
Interest Due	39,783.33

IHOP FRANCHISING LLC, as Issuer
&
IHOP IP, LLC, as Co Issuer

Calculation of DSCR

Monthly Periods used in calculation of DSCR	For the Monthly Payment Date of:	July 21, 2008
	For the Monthly Collection Period of:	June

		April

Adjusted Collections		Total Monthly Collections - Related to Collateral	$13,282,449.07
	-	Total Monthly DSCR Expenses	$6,514,937.72
			$6,767,511.35

Denominator
		Total Debt Service	$2,244,671.64

		May

Adjusted Collections		Total Monthly Collections - Related to Collateral	$12,471,747.34
	-	Total Monthly DSCR Expenses	$6,198,388.18
			$6,273,359.16

Denominator
		Total Debt Service	$2,328,045.29

		June

Adjusted Collections		Total Monthly Collections - Related to Collateral	$15,781,641.00
	-	Total Monthly DSCR Expenses	$6,809,871.26
			$8,971,769.74

Denominator
		Total Debt Service	$2,417,877.39

		Current Payment Date DSCR Ratio	3.149

% to Trap (if
	Event Occur?	Applicable)
Cash Trapping Event?	N	0.00%
Rapid Amortization Event?	N
Servicer Termination Event / EOD?	N

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

				($ In Thousands)
				Monthly
Numerator
			Operating Lease Expense - (June 2008)	9,166
			Annualized Operating Lease Expense (June 2008 * 12)	109,993
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	879,943

	+		All Trust Debt	2,036,200
			IHOP	445,000
			Applebee’s	1,591,200
			All Other IHOP Corp Debt	168,110
			All Other Applebee’s Corp Debt	342,550
		2	Total Indebtedness	2,546,860

			Total Adjusted Debt	3,426,803

Denominator
		1	EBITDA	356,455
	+	2	Operating Lease Expense	109,993
			EBITDAR	466,448

Current Payment Date Leverage Ratio	7.35
Servicer Termination Event?	N

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Type I Stores

Beginning	895
Plus New Stores	4
Plus Converted Type II	0
Plus Converted Type III	0
Less Store Closures	3
Ending Balance	896

Type II Stores

Beginning	437
Plus New Stores	0
Plus Converted Type III	0
Less Converted to Type I	0
Less Store Closures	1
Ending Balance	436

Type III Stores

Beginning	17
Plus New Stores	0
Less Stores Converted Out of Type III	0
Less Store Closures	0
Ending Balance	17

IHOP System-Wide Sales As of Closing	$2,100,000,000
IHOP System-Wide Sales For Last 12 Months	$2,368,512,751
Current Sales Greater than or Equal to Sales at Closing	YES

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Deposits from Servicer to Collection Account

Misdirected Type 1 Payments
A)	Franchise Payments	$—
B)	License Payments	$169,062.81
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$200,015.62
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 1 Collections Received	$369,078.43

Misdirected Type 2 Payments
A)	Franchise Payments	$—
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$85,360.40
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 2 Collections Received	$85,360.40

Deposits from Advertising Account to Collection Account

Misdirected Type 1 Payments
A)	Franchise Payments	$1,163.98
B)	License Payments	$––
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$––
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 1 Collections Received	$1,163.98

Misdirected Type 2 Payments
A)	Franchise Payments	$5,749.72
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$1,770.00
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$––
M)	(Less Returns, NSF etc.)	$—
	Total Type Misdirected Type 2 Collections Received	$7,519.72

Deposits To Servicer

From Type 3 Stores

A)	Franchise Payments	$—
B)	License Payments	$—
C)	Development Payments	$—
D)	IHOP Operated Restaurant Licensing Fees	$—
E)	IHOP Operated Restaurant Lease Payments	$—
F)	Equipment Lease Payments	$—
G)	Franchise Note Payments	$—

H)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—

I)	Insurance Restoration Receipts	$—
J)	Training Fees	$—
K)	Any 3rd Party Reimbursement Amounts	$—
L)	Other	$26,431.51
M)	(Less Returns, NSF etc.)	$—
	Total Type 3 Collections Received	$26,431.51

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Non Conforming Assets

						Most Recent Annual			Most Recent Annual
Count	Store #	Franchisee	Store Type	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:
#1	5446 - Waite Park, MN	Waite Park Food Corp.	1	1.500%	0.250%	1,293,365	79,280	12,430	56,100	23,180
#2	1924 - Live Oak, TX	Maraya, Inc.	2	4.500%	4.500%	2,265,968	196,695	40,687	198,448	-1,753
#3	1925 - Weatherford, TX	Osama Adi	1	4.500%	4.500%	1,870,153	167,491	34,855	168,506	-1,016

Subtractions:
#1	5415 - Aurora, IL	Ali Alforookh	2	4.500%	4.500%	1,368,058	178,100	42,305	178,000	100

Previously Listed in prior 12 months (Continues to be non-conforming):
#1	1616 - N. Las Vegas, NV	Craig Road Food Corp.	1	4.500%	4.500%	2,147,902	202,800	14,206	203,928	-1,128
#2	1728 - Salem, OR	Steven L. Graham	2	4.500%	4.500%	1,428,261	161,200	33,650	166,488	-5,288
#3	1930 - Baton Rouge, LA	1930 B.R., Inc.	2	4.500%	4.500%	2,706,764	214,609	40,355	220,104	-5,495
#4	3109 - Willoughby, OH *	River Road Restaurants, LLC	1	4.500%	0.000%	1,306,271	0	0	0	0
#5	3134 - Lexington, KY *	River Road Restaurants, LLC	1	4.500%	0.000%	2,001,160	0	0	0	0
#6	3135 - Clarksville, IN *	River Road Restaurants, LLC	1	4.500%	0.000%	2,290,307	0	0	0	0
#7	3170 - Cleveland, OH *	River Road Restaurants, 3170, LLC	1	4.500%	0.000%	1,624,461	0	0	0	0
#8	4771 - Rochester, NY	Banana Nutz, Inc.	2	4.500%	4.500%	1,678,606	223,600	40,431	224,988	-1,388
#9	5327 - La Vista, NE	Ashoori, Farshad Dan	1	1.500%	0.250%	829,013	132,623	16,113	152,975	-20,352
#10	5328 - St. Peters, MO	Sara Inc.	2	4.500%	4.500%	2,066,503	200,200	42,552	208,146	-7,946
#11	5330 - Shawnee, KS	Amjad M. Fraitekh	2	4.500%	4.500%	1,737,843	176,800	35,713	180,540	-3,740
#12	5339 - Springfield, MO	5339, Inc.	2	4.500%	4.500%	1,973,456	213,200	42,155	221,066	-7,866
12

Previously Subtracted in prior 12 months:
#1	409 - Norcross, GA	Pancakes and More, LLC	2	4.500%	4.500%	1,785,689	144,842	0	125,349	19,494
#2	777 - Long Beach, CA	Long Beach Pancakes, Inc.	2	4.500%	4.500%	1,511,343	129,404	19,994	127,536	1,868

*	Contractual royalty rate is actually 4.5%. Royalty is being applied against franchise note balances on other restaurants according to the multi-store development agreement.

IHOP FRANCHISING LLC, as Issuer	For the Monthly Payment Date of:	July 21, 2008
&	For the Monthly Collection Period of:	June
IHOP IP, LLC, as Co Issuer

Type I Property Lease Credit Agreement

Type I Property Lease Credit Agreement Loan
Beginning	77,058,215.00
Less Amortization	$—
Plus Any New Loans	$—
Ending	$77,058,215.00

Aggregate Asset Valuation Amount	$500,000,000.00
Advance Cap	70.00%
Maximum Loan Amount	$350,000,000.00
Early Amortization Event?	NO
Interest Owed

Type I Property Lease Credit Agreement Intercompany Loan
Beginning	$77,058,215.00
Less Repayment	$—
Less any Loan Foregiveness	$—
Plus Any Advances	$—
Plus Any New Loans	$—
Ending	$77,058,215.00

Owned Real Property  Credit Agreement

Owned Real Property Credit Agreement Loan
Beginning	96,945,000.00
Less Amortization	$—
Plus Any New Loans	$—
Ending	$96,945,000.00

Aggregate Asset Valuation Amount	$500,000,000.00
Advance Cap	85.00%
Maximum Loan Amount	$425,000,000.00
Early Amortization Event?	NO
Interest Owed

Owned Real Property Credit Agreement Intercompany Loan
Beginning	$96,945,000.00
Less Repayment	$—
Less any Loan Foregiveness	$—
Plus Any Advances	$—
Plus Any New Loans	$—
Ending	$96,945,000.00